                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

     Filed by the registrant       /X/
     Filed by a party other than the registrant   /  /
     Check the appropriate box:
     / /    Preliminary proxy statement
     /X/    Definitive proxy statement
     / /    Definitive additional materials
     / /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                BIOMERICA, INC.
       -----------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
or 14a-6(j)(2).
     / /    $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i) (3).
     / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

     (4)  Proposed maximum aggregate value of transaction:

     / /    Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was aid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                                BIOMERICA, INC.

                            NOTICE OF ANNUAL MEETING
                                 TO BE HELD ON

                                November 9, 1995

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 on November 9, 1995, at 10:30 A.M. for the following purposes:

      1. To elect a Board of three Directors;

      2. To consider and act upon a proposal to ratify and approve the 1995 Stock Option and Restricted Stock Plan; and

      3. To consider and act upon any other matters which may properly come before the Meeting and any adjournment thereof.

   In accordance with the provisions of the By-Laws, the Board of Directors has fixed the close of business on September 28, 1995, as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at said Annual Meeting.

   A list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the offices of the Company, which address is set forth above, and will also be available for examination at the Annual meeting until its adjournment.

   YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                      By Order of the Board of Directors,



                                JOSEPH H. IRANI,
                                   President
Newport Beach, California
September 15, 1995

                                PROXY STATEMENT

                                BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                        NEWPORT BEACH, CALIFORNIA 92663

                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                NOVEMBER 9, 1995

                                  I.  PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of BIOMERICA, INC., a Delaware corporation (the "Company"), for use at the Company's 1995 Annual Meeting of Stockholders to be held on November 9, 1995, at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any Stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 1533 Monrovia Avenue, Newport Beach, California 92663, by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance of the meeting and voting in person by the person executing the proxy. The solicitation of proxies is being made only by use of the mails and the cost thereof will be borne by the Company. This Proxy Statement and the Annual Report of the Company for the year ended May 31, 1995, will be mailed on or about September 29, 1995 to each stockholder of record as of the close of business on September 28, 1995.

   The cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

   When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted in favor of the three persons nominated to be directors in proposal 1 and in favor of proposal 2. If a proxy or ballot indicates that a stockholder or nominee abstains from voting or that shares are not be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, and those shares will not be reflected in the final tally of the votes cast with regard to that proposal, although such shares will be counted as in attendance at the meeting for purposes of determining a quorum.

   The required quorum for the meeting is greater than 50% in interest of the shares outstanding and entitled to vote at the meeting. A plurality of the votes properly cast for the election of directors by the stockholders attending the meeting in person or by proxy will elect directors to office.

                             II.  VOTING SECURITIES

   The Company had 3,444,569 shares of Common Stock, par value $.08 per share (the "Common Stock"), outstanding as of September 15, 1995. Holders of record of shares of the Common Stock at the close of business on September 28, 1995 will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record.

   The following table sets forth, as of September 15, 1995, certain information as to shares of the Common Stock owned by (i) each person known by management to beneficially own more than 5% of the outstanding Common Stock, (ii) each of the Company's nominees for reelection as directors, and (iii) all executive officers and directors of the Company as a group:

                                                     NUMBER OF
                                                      SHARES
    NAME (AND ADDRESS) OF                          BENEFICIALLY
      BENEFICIAL OWNER (1)                           OWNED (2)    PERCENT
    ----------------------                           ---------    -------

    Joseph H. Irani                               707,695(3)      20.0
    Dr. Philip B. Kaplan                          11,500(4)        0.3
    Dr. Robert A. Orlando                         43,000(5)        1.3
    All executive officers and directors
      as a group (three persons)                  762,195(6)      21.5

 (1) Mr. Irani's address is 1533 Monrovia Ave., Newport Beach, CA 92663; Dr. Kaplan's address 17822 Beach Blvd., Huntington Beach, CA 92647; Dr. Orlando's address is 947 West 30th St., Los Angeles, CA 92034.

(2) Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable and the information contained in the footnotes to this table.

(3) Includes 19,035 shares owned by Mr. Irani's spouse and 8,250 shares owned by Mr. Irani's sons, as to all of which shares Mr. Irani disclaims beneficial ownership. Includes 85,000 shares of common stock which may be purchased or acquired by Mr. Irani pursuant to a currently exercisable stock option. It also includes 10,000 shares of common stock that may be purchased by Mr. Irani's spouse pursuant to a currently exercisable stock option.

(4) Includes 5,000 shares of common stock which may be purchased by Dr. Kaplan pursuant to a currently exercisable stock option.

(5) Includes 5,000 shares of common stock which may be purchased by Dr. Orlando pursuant to a currently exercisable stock option.

(6) Includes 105,000 shares of common stock which may be purchased by the named individuals pursuant to currently exercisable stock options.

Mr. Joseph H. Irani may be deemed a control person of the Company by virtue of his Common Stock ownership.


                          III.  ELECTION OF DIRECTORS

   The persons named below have been nominated by management for election as directors of the Company to serve until the 1996 Annual Meeting of Stockholders or until their respective successors are duly elected and qualify. All of the nominees were elected directors at the 1994 Annual Meeting of Stockholders.

   Unless otherwise instructed, the enclosed proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable to or declines to serve.

                          Director
   Name of Nominee        Age        Since      Position with the Company
   ---------------        ---        -----      -------------------------

   Joseph H. Irani        68        1971        President, Chief Executive
                                                   Officer, Treasurer &
                                                Director
   Dr. Philip B. Kaplan   64        1971        Director
   Dr. Robert A. Orlando  57        1986        Director

   Joseph H. Irani has served as the Company's Chief Executive Officer and Treasurer and as a director since its inception in 1971. Mr. Irani also serves as a director of Allergy Immuno Technologies, Inc., a 73.5% owned subsidiary of the Company, and of Lancer Orthodontics, Inc., a publicly held corporation, of which approximately 30.5% of the issued and outstanding common stock is owned by the Company.

   Dr. Philip B. Kaplan has been engaged in a private medical practice in Huntington Beach, California, for more than five years.

   Robert A. Orlando, M.D., Ph.D., is a professor of pathology and has served as a Chief Pathologist of various hospitals since 1981. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc.

   There is no family relationship between any of the Company's directors and officers, other than between Joseph H. Irani and Janet C. Moore, an officer, who are husband and wife. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which any person has been elected or nominated as a director or executive officer. All directors and executive officers serve for a term of one year until the next annual meeting of stockholders.

   During the year ended May 31, 1995, the Board of Directors held 6 meetings. Dr. Philip B. Kaplan, who attended two of such meetings, is the only director who attended less than 75% of those meetings. The Company presently has a compensation committee of the Board of Directors consisting of Drs. Philip B. Kaplan and Robert A. Orlando. The Compensation Committee's basic function is to set the salary for employees and promotions.


                          IV.  EXECUTIVE COMPENSATION

CASH COMPENSATION

   The following table presents, for each of the last three fiscal years, the annual compensation earned by the chief executive officer.

                                                     SUMMARY COMPENSATION TABLE
                                                                            LONG TERM COMPENSATION
                                                                   ----------------------------------------

                                     ANNUAL COMPENSATION                       AWARDS            PAYOUTS
                           ---------------------------------------  ---------------------------- -----------

                                                     OTHER                        SECURITIES
NAME AND                                             ANNUAL        RESTRICTED     UNDERLYING     LTIP       ALL OTHER
PRINCIPAL                                            COMPEN-       STOCK          OPTIONS/       PAYOUTS    COMPEN-
POSITION          YEAR     SALARY ($)    BONUS ($)   SATION(1)     AWARDS ($)     SARS ($)       ($)        SATION
-------------------------- ------------  ------------------------- -------------  -------------- ---------- ----------

Joseph Irani,     1995     $60,925         0         $54,540 (2)      0           85,000          0          0
Chairman of
Board, Chief      1994     60,925          0         $107,652         0              0            0          0
Executive Officer
and Treasurer     1993     60,925          0         103,248          0           20,000 (3)      0          0

(1)  Represents accrued wages payable pursuant to Mr. Irani's employment agreement but not paid in order to conserve capital.  Mr.
Irani, at his discretion, may accept shares of common stock as payment in lieu of this accrual.

(2)  Mr. Irani accepted a stock option for 60,000 shares exercisable at $.85 per share in lieu of another $54,540 that would have accrued in fiscal 1995.

(3)  The stock option dated May 28, 1993 was canceled during the fiscal year.

                                             OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)
                                                           INDIVIDUAL GRANTS
                     ---------------------------------------------------------------------------------------------

                     NUMBER OF         % OF TOTAL
                     SECURITIES        OPTIONS/SARS           EXERCISE        MARKET PRICE
                     UNDERLYING        GRANTED TO             OR BASE         ON DATE            EXPIRATION
NAME                 OPTIONS/SARS      EMPLOYEES IN 1995      PRICE ($/SH)    OF GRANT           DATE
-------------------------------------- ---------------------- --------------- -----------------  ------------------

Joseph H. Irani,     60,000              30.4                   $.85           $1.00             Jan. 4, 2002
Chairman of
the Board,           25,000              12.7                    .80             .875            Apr. 11, 2000
Chief Executive
Officer and
Treasurer
-------------------------------------- ---------------------- --------------- -----------------

(1)  All stock options awarded previous to this fiscal year have been canceled.


   The amounts described above do not include other compensation and benefits provided to Mr. Irani during the year ended May 31, 1995 that in the aggregate did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus.

COMPENSATION OF DIRECTORS

   Directors receive no payment for their services as directors, although the Company's By-Laws permit such payment. Each director received during fiscal 1995 and 1994, 6,000 and 12,000 shares of common stock, respectively, for his
services.   The compensation of officers and directors is subject to review and adjustment from time to time by the Board of Directors.

EMPLOYMENT AGREEMENT

   Joseph H. Irani serves as the President and Chief Executive Officer of the Company pursuant to a written employment agreement which expired on May 31, 1993, and was renewed for an additional three years and then further extended to May 1998. The employment agreement provides for a base annual salary, set initially at $125,000 and adjusted annually to reflect cost of living increases, plus an annual bonus equal to 20% of the annual base salary for each fiscal year during the term of the agreement in which the Company's income before taxes exceeds $500,000. The agreement also provides that the Company is obligated to
(i) provide Mr. Irani with the use of an automobile and certain automobile insurance coverages (currently Mr. Irani is utilizing his own car), (ii) pay Mr. Irani's medical and dental bills during his tenure to the extent such expenses are not covered by its group health insurance plan and (iii) maintain a term life insurance policy in Mr. Irani's name in the face amount of $1,500,000 for the benefit of his designated beneficiaries which term life insurance has not yet been obtained at the request of Mr. Irani in order not to incur the expense of such a policy at this time. If Mr. Irani becomes disabled during the term of the agreement, the Company is obligated to pay him 75% of his base salary for the balance of the term in semi-monthly installments. In addition, the employment agreement requires that certain severance benefits be provided in the event his employment terminates other than for cause. Such severance benefits will include, depending on the reason for Mr. Irani's termination, either payment of all compensation and fringe benefits payable to him through the term of the employment agreement or a lump sum equal to three times the amount of the average of annualized compensation from the Company during the five preceding calendar years.

   Had Mr. Irani's employment been terminated (i) other than for cause or by reason of death or disability or (ii) for Good Reason (as defined in Mr. Irani's employment agreement) as of June 1, 1995, his lump-sum severance payment would have been $483,113 (assuming he elected that alternative where an election is afforded).

STOCK OPTIONS

   Under the now expired 1980 Employee Stock Option Plan (the "1980 Plan"), the Company was authorized to grant stock options to full-time and part-time employees of, and consultants to, the Company, subject to certain limitations. Options granted under the 1980 Plan could be granted at prices not less than 90% of the then fair market value of the Common Stock and expire not more than five years after the date of grant. All options were granted at 90% of fair market value on the date of grant. As of September 9, 1995, there were no options to purchase shares of Common Stock under the 1980 Plan.

   Under the 1991 Stock Option and Restricted Stock Plan (the "1991 Plan"), the Company is authorized to grant stock options and issue restricted stock to employees, consultants, advisers, independent contractors and agents of the Company or any of its subsidiaries, through December 3, 2001. Under the plan 350,000 shares have been authorized for grant or issuance. Stock Options granted under the 1991 Plan shall be granted at an option price not less than 100%, in the case of Incentive Stock Options, and not less than 85%, in the case of Non-qualified Stock Options, of the fair market value of the stock on the date of the award of the stock option. Most options granted under the 1991 plan to date expire five years from the date of their respective grant and all were granted at 85% of fair market value on the date of grant. As of September 9, 1995, options to purchase 259,250 shares of Common Stock were outstanding, at exercise prices ranging from $.80 to $2.00 per share with an average exercise price of $.85 per share. During the year ended May 31, 1995, no board member or executive officer exercised any options to purchase Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

   The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during fiscal 1995 and unexercised options held as of the end of the fiscal year.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                  SHARES                       NUMBER OF UNEXERCISED            IN-THE MONEY OPTIONS
                  ACQUIRED ON      VALUE       OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
NAME              EXERCISES        REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE

Joseph H. Irani   none             none        85,000          none             85,000          none

(1)  Based on closing price for the last business day of the fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ending May 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.


                            V. CERTAIN TRANSACTIONS

OFFICE LEASE

   The Company leases 13,500 square feet of office and laboratory space located at 1531-1533 Monrovia Avenue, Newport Beach, California, pursuant to a written lease agreement with Joseph H. Irani and another individual, as lessors. The lease was scheduled to expire on May 31, 1993, but was extended for an additional five years. Pursuant to the lease, the Company pays an annual base rent, set initially at $143,880 and adjusted annually to reflect cost of living increases, plus all real estate taxes and insurance costs. During the year ended May 31, 1995, the Company paid $128,640 in rent under the terms of the lease. This amount constitutes all that is due per agreement with the landlord.
   In the opinion of the unaffiliated members of the Board of Directors of the Company, the above transactions were fair to the Company and were made upon terms which were no less favorable to the Company than would have been obtained if negotiated with unaffiliated third parties.

          VI.  APPROVAL OF 1995 STOCK OPTION AND RESTRICTED STOCK PLAN

   The Board of Directors of the Company believes that a key element of executive compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by officers and other key employees, consultants and agents, thereby providing substantial motivation for superior performance. In order to provide the Board with greater flexibility to adapt to changing economic and competitive conditions and to implement stock-based compensation strategies which will attract and retain those employees and independent contractors who are important to the long-term success of the Company, the Board has adopted, subject to stockholder approval, the 1995 Stock Option and Restricted Stock Plan (The `1995 Plan''). If approved by the stockholders, the 1995 Plan will become effective as of the date of such approval. A summary of the 1995 Plan follows, but is qualified in its entirety by reference to the full text of the 1995 Plan, which is attached as Appendix 2 to this Proxy Statement.

SHARES

   There will be 500,000 shares of the Common Stock authorized under the 1995 Plan. Shares awarded under the 1995 Plan may be composed of, in whole or in part, authorized and unissued shares or treasury shares. If shares subject to an option under the 1995 Plan cease to be subject to such option, or if shares awarded under the 1995 Plan are forfeited, such shares will again be available for future distribution under the 1995 Plan. At no time during the term of the 1995 Plan, however, may the total number of shares of Common Stock subject to outstanding options under the 1995 Plan, any other stock option plan or any stock purchase plan, stock bonus plan or similar plan of the Company in the aggregate exceed 30% of the total number of shares of Common Stock outstanding on the date of the grant of any option under the 1995 Plan.

ADMINISTRATION

   The 1995 Plan will be administered by a compensation committee or such other committee designated by the Board of Directors consisting of not less than two directors, each of whom is a `disinterested person'' within the meaning of rule 16b-3 of the Securities and Exchange Commission, or if there are not at least two disinterested persons on the Board of Directors willing to serve on such compensation committee or other committee, by the Board of Directors (in any case, the `Committee''). Subject to the provisions of the 1995 Plan, the Committee will have the authority, among other things, to set the terms of stock options and restricted stock granted thereunder, establish rules and regulations which it may deem appropriate for the proper administration of the 1995 Plan and interpret and make determinations under the 1995 Plan.

PARTICIPATION

   Non-Qualified Options (as defined below) and restricted stock may be granted to any person who is or has agreed to become an officer or other employee, consultant, adviser, independent contractor or agent (each of which relationships is hereinafter referred to as a `Relationship'') of the Company or any of its Subsidiaries (as defined in the 1995 Plan). Incentive Options (as defined below) may be granted to any officer or other employee of the Company or a Subsidiary. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

   Notwithstanding the foregoing, no optionee may receive in any year, whether under the 1995 Plan or any other plan of the Company, Incentive Options if the aggregate fair market value (determined at the time the Incentive Option is granted) of Common Stock for which Incentive Options are exercisable for the first time during any calendar year exceeds $100,000.

AWARDS UNDER THE 1995 PLAN

   The Committee will have the authority to grant stock options and restricted stock under the 1995 Plan.

STOCK OPTIONS

   Options issued under the 1995 Plan may be either incentive stock options (`Incentive Options'') under Section 422 of the Internal Revenue Code of 1986, as amended (the `Code''), or non-qualified stock options (``Non-Qualified Options').

   Incentive Options and Non-Qualified Options granted under the 1995 Plan expire on such date as is determined by the Committee, unless earlier terminated as provided in the 1995 Plan; provided, however, that options granted under the 1995 Plan must expire within 10 years after the grant date. Notwithstanding the previous sentence, with respect to Incentive Options, if an optionee owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the outstanding Common Stock of the Company on the grant date and if the Committee fails to fix an earlier termination date, Incentive Options expire five years after the grant date. An option is exercisable at such times as are determined on the grant date by the Committee. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires or is otherwise terminated.

   The purchase price for shares to be issued to an optionee with respect to an Incentive Option will be not less than 100% of the fair market value (as defined in the 1995 Plan) of the Common Stock on the grant date (110% of the fair market value in the case of Incentive Options granted to a person who on the grant date owns or is considered to own more than 10% of the outstanding Common Stock).
The purchase price for shares issued with respect to a Non-Qualified Option will be not less than 85% of the fair market value of the Common Stock on the grant date. The exercise price of an option, plus an applicable withholding tax, is payable in full at the time of delivery of the shares, in cash or, at the option of the Committee, in shares of the Common Stock.

   Options granted under the 1995 Plan are not transferable or assignable other than by will or by the laws of descent and distribution. Upon the termination of an optionee's Relationship with the Company or a Subsidiary by reason other than death or disability, any options granted to him shall terminate 30 days from the date on which such Relationship terminates unless such optionee has resumed or initiated a Relationship and has a Relationship on such date. During such 30-day period, the optionee may exercise any option granted to him to the extent such option was exercisable on the date of termination of his Relationship and provided that such option has not expired or otherwise terminated. Except as the Committee may expressly determine otherwise, upon the termination of an optionee's Relationship by reason of death or disability, any option granted to him shall terminate six months after the date of termination of his Relationship unless by its terms the option shall expire before such date, and shall only be exercisable to the extent exercisable on its terms the option shall expire before such date, and shall only be exercisable to the extent exercisable on the date of termination of his Relationship. In the case of termination by reason of death, the option may be exercised by the person to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution. These and other terms and conditions of the options will be set forth in an agreement entered into between the Company and the optionee at the time an option is granted to such optionee.

RESTRICTED STOCK

   Restricted stock may be conditioned upon one or more of the completion of a specified period of service with the Company or a Subsidiary, the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

   In making an award of restricted stock the Committee will determine the conditions under and the period during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. During the restricted period, the recipient of restricted stock may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the recipient's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the recipient's Relationship for any reasons during the restricted period, before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the

Committee may provide that any purchase price paid by the recipient shall be returned to the recipient or a cash payment equal to the restricted stock's fair market value on the date of forfeiture, if lower, shall be paid to the recipient. During the restricted period, the recipient will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, if so provided by the Committee.

TERM
   The 1995 Plan will become effective upon stockholder approval and will expire by its terms 10 years thereafter.

AMENDMENT

   The 1995 Plan may be discontinued or amended by the Board of Directors, except that no amendment or discontinuation may adversely affect any outstanding award without the written consent of the recipient of such award. Amendments may be made without stockholder approval except amendments which would (i) materially increase the benefits accruing to participants under the 1995 Plan,
(ii) increase the number of shares of Common Stock which may be issued under the 1995 Plan, except as permitted under the adjustment provisions described below, or (iii) materially modify the requirements as to eligibility for participation in the 1995 Plan, provided, however, that the Board may amend the 1995 Plan without stockholder approval as may be required to comply with federal and state securities laws.

ADJUSTMENTS

   If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction the aggregate number of shares of Common Stock subject to the 1995 Plan and the shares of Common Stock subject to issued and outstanding options under the 1995 Plan will be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding options will be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with an appropriate adjustment in the price for each share or other unit of any security covered by the option.

   Notwithstanding the foregoing, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the company to another corporation or entity, the 1995 Plan and each outstanding option shall terminate; provided, however, that: (i) each option for which no option has been tendered by the surviving or acquiring corporation, if any, in accordance with all of the terms of provision (ii) immediately below will become fully exercisable 30 days before the effective date of such dissolution, liquidation, merger, consolidation or sale of assets in which the Company is not the surviving or acquiring corporation; (iii) in its sole and absolute discretion, the surviving or acquiring corporation may, but will not be obligated to, tender to any optionee holding an option, an option or options to purchase shares of the surviving or acquiring corporation, and such new option or options will contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any option then outstanding under the 1995 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   Incentive Options. The Company believes that Incentive Options which are granted under the 1995 Plan will qualify as incentive stock options within the purview of Section 422 of the Code. The following is a summary of the principal federal income tax aspects of Incentive Options.

   No income is recognized by an optionee at the time an Incentive Option is granted, and no income is recognized by an optionee upon his exercise of the option (although the difference between the fair market value of the shares on the date of exercise and the option price is an item of tax preference or purposes of the alternative minimum tax). If the optionee makes no disposition of the shares received upon exercise of the option within two years from the date the option was granted and one year from the date the shares were issued to him upon exercise of the option, he will recognize long-term capital gain or loss when he disposes of his shares. Such gain or loss will be measured by the difference between the option price and the amount received for the shares at the time of disposition.

   If the optionee disposes of shares acquired upon exercise of an Incentive Option before the expiration of the applicable holding periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the option price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

   The tax consequences may vary if an Incentive Option is exercised by paying the exercise price, in whole or in part, by the transfer to the Company of shares of common stock. If the optionee transfers shares of common stock which he or she received through the exercise of an incentive stock option and which he or she had not held for the requisite holding period prior to the transfer, the optionee will recognize income as if the shares had been sold or exchanged. The basis of the new shares received pursuant to the exercise would be the optionee's basis in the tendered shares, plus the amount of income recognized, plus the amount of cash paid, if any.

   The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company generally will be entitled to a deduction to the extent that the optionee recognizes ordinary income.

   Non-Qualified Options. An optionee recognizes no income at the time a Non-Qualified Option is granted under the 1995 Plan. An optionee will recognize ordinary income at the time a Non-Qualified Option is exercised in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price; provided, however, that if an optionee who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (an officer, director or 10% stockholder) exercises a Non-Qualified Option within six months of the date of grant, the optionee will recognize ordinary income on the date that is six months after the date of grant unless the optionee makes an election under Section 83(b) of the Code to recognize income at the time of the exercise. The Company generally will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have recognized ordinary income in connection with the exercise of a Non-Qualified Option if provision is made for withholding of federal income taxes, where applicable.

   An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a Non-Qualified Option in an amount equal to the difference between the amount realized and the tax basis of such shares, which will equal the option price paid plus the amount included in the employee's income by reason of the exercise of the option. Provided such shares are held as a capital asset, such gain or loss will be long-term or short-term capital gain or loss depending upon whether the shares have been held for more than one year.

     The Company has the right to deduct any sums required by federal, state or local tax laws to be withheld with respect to the exercise of any Non-Qualified Option from sums owing to the person exercising the option or, in the alternative, may require the person exercising the option to pay such sums to the Company prior to or in connection with such exercise.

   Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Code, to recognize ordinary income on the date of grant equal to the excess of the fair market value of the shares (determined without regard to the restrictions) over their purchase price. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain generally begins when the restriction period expires, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, and the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

   VOTE REQUIRED

   Approval of the 1995 Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1995 PLAN.


                      VII.  INDEPENDENT PUBLIC ACCOUNTANTS

   Corbin and Wertz has acted as the Company's independent public accountants since the fiscal year ending May 31, 1993. The Company intends to engage their services again to perform the 1996 audit. Corbin and Wertz has advised the Company that they had no direct or indirect financial interest in the Company and its subsidiaries. Corbin and Wertz has not indicated to the Company that it is unwilling to serve again as the Company's independent public accountants.

   In connection with its audits for the two most recent years ended May 31, 1995 and 1994 and the subsequent interim period through July 21, 1995, there have been no disagreements with Corbin and Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

   The Company expects that a representative of Corbin and Wertz will be present at the Annual Meeting and that their representative will have the opportunity to make a statement if he so desires and will also be available to answer questions.


              VIII.  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                            FOR 1996 ANNUAL MEETING

   Any proposal relating to a proper subject which a stockholder may intend to present for action at the 1996 Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than May 25, 1996. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                              IX.  OTHER BUSINESS

   Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act, and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

                      By Order of the Board of Directors,





                                JOSEPH H. IRANI,
                                   President

Newport Beach, California
September 15, 1995

                                   APPENDIX 1
                                   ----------




         REVOCABLE PROXY BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 1995

  The undersigned stockholder(s) of Biomerica, Inc. (the "Company") hereby nominates, constitutes and appoints Joseph H. Irani and James Cohen, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Biomerica, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 1533 Monrovia Avenue, Newport Beach, California 92663 on November 9, 1995, at 10:30 a.m.., and any and all adjournments thereof, with respect to the matter described in the accompanying Proxy Statement, and, in their discretion, on such other matters which properly come before the Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR  PROPOSALS 1 AND 2.

1.Election of Directors

      VOTE FOR  all nominees listed below (except as indicated to the contrary
  ---
below)
      VOTE  WITHHELD from all nominees
  ---

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

  Joseph H. Irani          Dr. Philip B. Kaplan          Dr. Robert A. Orlando

2.Approval of 1995 Stock Option and Restricted Stock Plan

  [   ]   FOR                              [   ]   AGAINST

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
         PRIOR TO ITS EXERCISE.   PLEASE SIGN AND DATE ON REVERSE SIDE.

  THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.

Dated:
       ---------------------------


----------------------------
(Please Print Name)

----------------------------
(Signature of Stockholder)

----------------------------
(Please Print Name)

----------------------------
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do        do not         expect to attend the meeting.
          ------        -------
Number of persons
                 -----------------

                                   APPENDIX 2
                                   ----------



                                BIOMERICA, INC.
                  1995 STOCK OPTION AND RESTRICTED STOCK PLAN

1. Purpose.
   -------


   The purpose of the Biomerica, Inc. 1995 Stock Option and Restricted Stock Plan (the "Plan") is to enable Biomerica, Inc. (the "Company") and its Subsidiaries (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, "Subsidiary" shall have the meaning set forth in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.     Types of Awards.
       ---------------

   Awards under the Plan may be in the form of (i) stock options ("Stock Options") and/or (ii) restricted stock ("Restricted Stock").

3.     Administration.
       --------------

   3.1. The Plan shall be administered by a Compensation Committee of the Company's Board of Directors (the "Board") or such other committee of directors as the Board shall designate, which shall consist of not less than two disinterested persons (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule) who shall serve at the pleasure of the Board; provided, however, that if there are not at least two directors who are disinterested persons and willing to serve on the Compensation Committee or such other committee designated by the Board, the Plan shall be administered by the Board (such Compensation Committee, other committee, or the Board being hereinafter referred to as the "Committee").

   3.2. The Committee shall have the authority to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

       3.2.1. to determine whether and to what extent any award or combination of awards will be granted hereunder;

       3.2.2.  to select the employees to whom awards will be granted;

       3.2.3. to determine the number of shares of the common stock of the company (the "Stock") to be covered by each award granted hereunder;

       3.2.4. to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

       3.2.5. to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

       3.2.6. to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price (or closing bid quotation if there is no closing sale price reported) of the Stock on a given date;

       3.2.7. to determine what portions of any dividends declared with respect to the number of shares covered by a Restricted Stock award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or that the employee has no rights with respect to such dividends;

       3.2.8. to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

       3.2.9. to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

   3.3. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

   3.4. All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

4.     Stock Subject to Plan.
       ---------------------

   4.1. The total number of shares of Stock reserved and available for distribution under the Plan shall be 500,000, subject to the restriction in
Section 4.3 and the adjustment provisions in Section 10. Such shares may consist of authorized but unissued shares or treasury shares.

   4.2. To the extent an option terminates without having been exercised or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan.

   4.3. At no time during the term of the Plan shall the total number of shares of Stock subject to outstanding options under the Plan, any other stock option plan or any stock purchase plan, stock bonus or similar plan of the Company in the aggregate exceed 30% of the total number of shares of Stock of the Company outstanding on the date of the award of any option under the Plan.

5.     Eligibility.
       -----------

   Non-Qualified Options (as defined in Section 6) and Restricted Stock may be granted to any person who is or has agreed to become an officer or other employee, consultant, adviser, independent contractor or agent (each of which relationships shall constitute a "Relationship") of the Company or a Subsidiary. Incentive Stock Options (as defined in Section 6) may be granted to any officer or other employee of the Company or a Subsidiary. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

6.     Stock Options.
       -------------

   6.1. The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

   6.2. Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

       6.2.1.  Option Price.  The option price per share of Stock purchasable
               ------------
under a Stock Option shall be determined by the Committee; provided, however, that the option price shall not be less than 85% of the fair market value of the Stock on the date of the award of the Stock Option.

       6.2.2.  Option Term.  The term of each Stock Option shall be fixed by
               -----------
the Committee, but shall not exceed 10 years from the date of award.

       6.2.3.  Exercisability.  Stock Options shall be exercisable at such time
               --------------
or times and subject to such terms and conditions as shall be determined by the Committee, provided that each grant of Stock Options shall vest at a rate of not less than 20% per year and, as a result, be exercisable in full five years after the date such Stock Options are granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

       6.2.4.  Method of Exercise.  Stock Options may be exercised in whole or
               ------------------
in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the award in question.

       6.2.5.  No Stockholder Rights.  An optionee shall have neither rights to
               ---------------------
dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

       6.2.6.  Non-transferability.  No Stock Option shall be transferable by
               -------------------
the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

       6.2.7.  Termination of Employment.  Upon the termination of an
               -------------------------
optionee's Relationship with the Company or a Subsidiary by reason other than death or disability, any options granted to him shall terminate 30 days from the date on which such Relationship terminates unless such optionee has resumed or initiated a Relationship and has a Relationship on such date. During such 30-day period, the optionee may exercise any option granted to him to the extent such option was exercisable on the date of termination of his Relationship and provided that such option has not expired or otherwise terminated. Except as the Committee may expressly determine otherwise, upon the termination of an optionee's Relationship by reason of death or disability, any option granted to him shall terminate six months after the date of termination of the Relationship unless by its terms the option shall expire before such date, and shall only be exercisable to the extent exercisable on the date of termination of the Relationship. In the case of termination of the Relationship by reason of death, the option may be exercised by the person to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution.

   6.3. Notwithstanding the provisions of Section 6.2, (A) no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Stock Option; provided, however, that if at the time an Incentive Stock Option is awarded the optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, the purchase price of the shares covered by such Incentive Stock Option shall not be less than 110% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than five years after the date such Incentive Stock Option is awarded if awarded to an optionee who owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or (iii) be awarded more than 10 years after the effective date of the Plan, and (B) in no event shall the aggregate fair market value (determined as of the time the Stock Option is awarded) of the Stock with respect to which Incentive Stock Options (granted under the Plan or any other plans of the Company or a Subsidiary) are exercisable for the first time by an optionee in any calendar year exceed $100,000.

7    Restricted Stock.
     ----------------

   Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

   7.1. The Restricted Stock award shall specify the number of shares of restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon one or more of the completion of a specified period of service with the Company or a Subsidiary, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

   7.2. Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

   7.3. The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

   7.4. Except as may be provided by the Committee, in the event of any employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

   7.5. The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock.

8.  Tax Withholding.
    ---------------

   8.1. Each employee shall, no later than the date as of which the value of an award first becomes includible in the employee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Subsidiary), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

   8.2. To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may irrevocably elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

9.     Amendments and Termination.
       --------------------------

   The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without stockholder approval except amendments which would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Stock which may be issued under the Plan, except as permitted under the provisions of Section 10, or (iii) materially modify the requirements as to eligibility for participation in the Plan; provided, however, that the Board may amend the Plan without stockholder approval as may be required to comply with state securities laws.

10.    Adjustment.
       ----------

   10.1. If the number of outstanding shares of Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in Section 4 hereof and the shares of Stock subject to issued and outstanding options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with an appropriate adjustment in the price for each share or other unit of any security covered by the option.

   10.2. Notwithstanding the provisions of Section 10.1, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Plan and each outstanding option shall terminate.

   10.3. Adjustments under this Section 10 shall be made by the Committee, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

11.    Information.
       -----------

   The Company will provide promptly to each optionee during the period in which any of his options are outstanding copies of all financial and other reports provided to shareholders of the Company generally.

12.    General Provisions.
       ------------------

   12.1. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities or exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

   12.2. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Subsidiary, any right to continued employment.

   12.3. Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

   12.4. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

13.    Effective Date and Term of Plan.
       -------------------------------

   The Plan shall become effective upon approval by the Company's Stockholders